Exhibit 99.1
Investment Highlights June 2008 Sam Thomas Chairman, Chief Executive Officer and President Michael Biehl Executive Vice President, Chief Financial Officer and Treasurer Exhibit 99.1

Disclosure This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "may", "might", "should", "will", "expect", "plan", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company's actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets which the Company serves; a delay, significant reduction in and/or loss of purchases by large customers; competition; general economic, political, business and market risks associated with the Company's international operations; the Company's ability to successfully manage its growth, including its ability to successfully acquire and integrate new product lines or businesses; the pricing and availability of raw materials; the Company's ability to manage its fixed-price contract exposure; additional liabilities related to taxes; fluctuations in foreign currency exchange and interest rates; and litigation and disputes involving the Company, including product liability and warranty claims. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. "Risk Factors" in the Company's most recent Form 10-K and other recent filings with the Securities and Exchange Commission. Please consider the Company's forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures as defined in the Securities and Exchange Commission's Regulation G. More information on these non-GAAP financial measures, including adjusted EBITDA, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation. Adjusted EBITDA, as shown in this presentation and the Appendix, represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. LTM 3/31/08 represents the last twelve months ended March 31, 2008.

SECTION 1 Company Overview Exhibit 99.1

U.S. Europe Asia Americas (Non-U.S.) RoW % Revenue 0.42 0.21 0.22 0.07 0.08 General Industrial Energy BioMedical % Revenue 0.27 0.59 0.14 Energy industry is the largest end-user of the Company's products #1 or #2 in all primary markets served Global operations with 12 manufacturing facilities and over 2,900 employees $684 million of sales, $124 million of adjusted EBITDA for LTM 3/31/08 Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon and industrial gas markets Asia 22% U.S. 42% Americas (Non-US) 7% RoW 8% Europe 21% 2007 Sales by End-User Energy 59% BioMedical 14% General Industrial 27% 2007 Sales by Region Exhibit 99.1

VIP for LNG and Vacuum Systems Heat Exchangers Cold Boxes % Revenue 9 61 30 Heat Exchanger Cold Box Production Heat Exchangers 61% LNG VIP and Vacuum Systems 9% Process Systems / Cold Boxes 30% 2007 Sales by Product Highlights Leading provider of heat exchangers and cold boxes critical to LNG, IGCC and natural gas processing markets Separation, liquefaction and purification of hydrocarbon and industrial gases A low-cost provider Leading market positions domestically and internationally One of three global suppliers of mission-critical LNG and LNG liquefaction equipment E&C Segment Overview Selected Products Exhibit 99.1

Bulk Storage Systems Packaged Gas Systems VIP, Systems and Components Parts Repair and Onsite Service Beverage Liquid CO2 LNG Vehicle Fuel Systems % Revenue 0.48 0.3 0.04 0.07 0.07 0.04 2007 Sales by Product Highlights 44% of segment sales derived from products used in energy applications; 53% of segment sales are outside of North America Low-cost manufacturing strategically located near growing end markets Positioned to capitalize on strong expected growth in Asia and Eastern Europe Continued investment in key global manufacturing facilities Bulk MicroBulk Distribution Storage Bulk Storage Systems 48% Packaged Gas Systems 30% VIP, Systems and Components 4% Parts, Repair and On-Site Service 7% Beverage Liquid CO2 Systems 7% LNG Terminals and Vehicle Fuel Systems 4% D&S Segment Overview Selected Products Satellite LNG Storage

BioMedical Segment Overview 2007 Sales by Product Highlights Strong expected growth in respiratory therapy and biomedical research, led by international markets End markets include: Home healthcare and nursing home Hospitals and long-term care Biomedical and pharmaceutical research Animal breeding Respiratory Therapy Systems Biological Storage Systems MRI & Other % Revenue 0.39 0.47 0.14 Portable Oxygen Lab Storage Stainless Steel Freezer End-Use Consumption Respiratory Therapy Systems 39% MRI and Other 14% Biological Storage Systems 47% Selected Products Exhibit 99.1

SECTION 2 Chart Investment Highlights Exhibit 99.1

Summary Investment Highlights Strong and growing end markets Energy infrastructure spend of $2.4 trillion expected 2006-2030 LNG infrastructure spend of $250 billion expected over next 30 years LNG liquefaction capacity expected to grow 15% annually Well positioned in areas of strong economic growth A market leader Leading market position in all segments Significant sustainable competitive advantages Successful execution of business plan Significant project wins West Africa and Southeast Asia LNG projects in excess of $190 million Substantial increase in backlog - almost 10x higher since 2003 Successfully launched proprietary products in multiple global markets MicroBulk in Western Europe and China Strong track record of maximizing operating efficiencies and growth 25% Sales compound annual growth rate ("CAGR") since 2003 34% Adjusted EBITDA CAGR since 2003 Sources: OPEC World Oil Outlook 2007; "LNG World Energy Outlook" May 19-20, 2005 International Energy Agency Presentation; BP Statistical Review; Energy Information Administration Exhibit 99.1

Positive Energy Market Fundamentals Sources: "LNG World Energy Outlook" May 19-20, 2005 International Energy Agency Presentation; BP Statistical Review; Energy Information Administration Chart is well-positioned to capitalize on the strong demand for energy and the increasing use of natural gas and LNG Natural gas is the hydrocarbon of choice and is expected to experience faster growth than all other fossil fuels Natural gas industry expected to invest approximately $250Bn in LNG facilities over the next 30 years LNG liquefaction is one of Chart's largest potential end markets, with global capacity projected at 9% CAGR through 2015 Projected Global Natural Gas Consumption Asia Middle East 1980 53 90 40 1990 73 90 50 2002 92 2010 111 90 55 2015 128 100 60 2020 142 110 60 2025 156 100 90 Tn Cubic Feet Historical Projected Nuclear Power Other Renewables Coal Natural Gas Oil 1970 1980 1990 2010 2020 2030 Mtoe Hydro Power Natural Gas is the Growth Story in Energy Exhibit 99.1

Positive Energy Market Fundamentals (continued) Sources: Wood Mackenzie Chart is well-positioned to capitalize on strong global demand for energy applications Monetization of small to mid-scale natural gas reserves gaining market interest, which address Capex and project delay concerns of large base load LNG plants. Ramp up of clean coal technologies, whether to produce synthesis gas for petrochemical feedstock (Coal to Chemicals and GTL) or Clean-coal Power Generation, which utilize large quantities of oxygen produced by air separation plants that use our equipment. Expanding Canadian Oil Sands utilize large quantities of oxygen and hydrogen. Oil Sands production is currently 1 million barrels per day and expected to grow to 4 million barrels per day by 2020. Enhanced Oil Recovery requires large quantities of nitrogen or carbon dioxide. Both the Oil Sands and Oil Recovery processes present additional opportunities to utilize our equipment. Exhibit 99.1

On-Site Gas Bulk Storage Systems Packaged Systems Market Size 26 25 49 On-Site/Pipeline 29% On-Site Gas Bulk Storage Systems Packaged Systems Market Size 22 27 51 Strong Industrial Gas Market Industrial Gas Growth is Expected to be Robust, Significantly Exceeding GDP Growth Source: Spiritus Consulting Annual Report 2006 Industrial Gas Sales Growth by Region Americas Europe All Other Total 2001 13948 10411 10191 34550 2002 13430 11088.87696 10350.67143 34869.22039 2003 14949 13295.00196 11400.15 39644.0091 2004 16664 15222.55198 12638.23504 44524.77714 2005 18678 16192 13766 48636 2006 20419 17632 15703 53754 2007E 21779 19064 17380 58223 2008E 23241 20651 19326 63218 2009E 24821 22414 21557 68792 2010E 26532 24378 24116 75026 2011E 28386 26576 27107 82069 Europe Asia, Africa, Middle East ($MM) Global: $54 billion North America: $18 billion Packaged Gas/Equipment 47% On-Site/Pipeline 24% Bulk Storage Systems 29% Packaged Gas/Equipment 45% Bulk Storage Systems 26% '06-'11E CAGR = 8.8% '01-'06 CAGR =9.2% Exhibit 99.1

Satellite LNG Storage Leading Proprietary Technology and Designs Take advantage of leading proprietary technology and designs through new product development Extend competitive advantage in use of proprietary vacuum insulation manufacturing technology Brazed Aluminum Heat Exchangers Microbulk Air Cooled Heat Exchangers Exhibit 99.1

Operating leverage allows substantial capacity expansion with minimal capex Global Manufacturing and Distribution Platform Manufacturing facilities are strategically located in low-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Total: Manufacturing: Europe Asia-Pacific 13 8 4 2 4 2 North America Exhibit 99.1

SECTION 3 Financial Overview Exhibit 99.1

Strong Sales Growth Combined With... BioMedical D&S E&C Total 2003 66.6 140.3 58.6 265.5 2004 73.3 162.6 69.6 305.6 2005 72.9 209.2 121.1 403.2 2006 78 268.303 190.673 537.45 2007 90.158 322.4 253.672 666.395 LTM 3/31/08 88.868 320.13 275.263 684.261 D&S E&C ($MM) CAGR = 25% Drivers of Growth Significant exposure to global energy demand growth LNG / GTL / IGCC Natural gas processing / Petrochemical Well positioned in areas of rapid international growth Asia Eastern Europe Middle East Increasing healthcare and biological research expenditures / aging demographic Respiratory therapy Biological storage Organic and acquisition fueled growth New products Consolidating, fragmented industry Exhibit 99.1

Strong Track Record of Successful Execution... Experienced management has delivered strong performance since 2003 250 combined years of related experience Management team has stake in the ownership and continued success of the Company Impressive growth 25% Sales and 34% Adjusted EBITDA CAGRs since 2003 Increased manufacturing capacity Demonstrated ability to grow the business successfully 2003 35.478 2004 52.934 2005 70.025 2006 88.721 2007 114.149 LTM 3/31/08 124 ($MM) CAGR = 34% Margin: 13% 17% 17% 17% 17% 18% Adjusted EBITDA EBITDA Exhibit 99.1

Continued Solid Performance in First Quarter 2008 Q1 07 Q1 08 E&C 52.3 73.9 D&S 76.8 74.3 BioMed 23.4 22.1 152.5 170.3 Q1 07 Q1 08 E&C 6 21.4 D&S 25.8 22 BioMed 8.1 8.6 39.9 51.9 Q1 07 Q1 08 Net Income 7.2 14.7 Net income more than doubles on net sales growth of 12%. Significant margin improvement at E&C due to project mix and execution. BioMedical margin improvement due to volume and mix in biological storage systems. (In Millions $) 152.5 170.3 39.9 51.9 Exhibit 99.1

Large Backlog Provides High Sales Visibility 2003 2004 2005 2006 2007 3/31/2008 BioMed 1.8 4.6 6.4 6.415 9.483 9.973 D&S 28 53.8 79.5 105.07 107.011 124.175 E&C 19.8 70.8 147.7 207.668 358.784 334.793 Total 49.6 129.2 233.6 319.153 475.278 468.941 ($MM) D&S E&C BioMed Exhibit 99.1

12/31/2005 12/31/2006 12/31/2007 3/31/2008 Net Debt 335.978 271.896 157.131 142.063 0 0 0 0 Leverage 4.8 3.05 1.38 1.147 116 219.734 327.991 355.993 (1) Leverage ratio defined as total debt less cash and equivalents divided by Adjusted EBITDA Drivers of Growth Strong Free Cash Flow and Rapid Delevering Strong free cash flow generation Flexibility of growth capex Significant debt paydown Prepayable term debt provides an outlet for substantial cash flows Substantial liquidity improvement 12/31/05: $ 96 million 3/31/08: $190 million Shareholders' equity increased more than 3.0x since 12/31/05 Net Debt Leverage (1) Shareholders' Equity ($MM) Leverage Multiple (x) Exhibit 99.1

SECTION 4 Conclusion Exhibit 99.1

Why Chart is a solid investment opportunity Strong growth continues in the markets we participate in LNG Coal to Chemicals and Clean-coal Power Generation Expanded Oil Sands and Enhanced Oil Recovery A market leader Leading market position in all segments Significant sustainable competitive advantages Successful execution of business plan Significant project wins West Africa and Southeast Asia LNG projects in excess of $190 million Successful execution of projects in backlog and capitalizing on significant growth market opportunities Strong free cash flow and low debt leverage multiple Chart represents a unique opportunity to capitalize on the strong growth in the energy markets Exhibit 99.1

At IPO Current 15 44.22 2005 2006 2007 3/31/2008 234 319 475 469 2005 2006 2007 LTM 3/31/08 511 606 827 817 2005 2006 2007 LTM 3/31/08 403 537 666 684 2005 2006 2007 LTM 3/31/08 70 89 114 124 2005 2006 2007 LTM 3/31/08 NM 0.93 1.52 1.78 Delivering on Commitments Financial Metrics Performance Sales ($MM) Adjusted EBITDA ($MM) Pro Forma EPS ($) (1) Orders ($MM) Backlog ($MM) Share Price ($) >190% Notes: 1. Pro forma EPS is based on 2006 net income of $26.9 million, 2007 net income of $44.2 million, and LTM 3/31/08 net income of $51.6 million divided each year by 29.0 million diluted shares as of 3/31/08, giving effect to shares issued in the Company's 2006 IPO and 2007 secondary stock offering. 2. Closing price on June 17, 2008. (2) Exhibit 99.1

SECTION 5 Appendix Reconciliation of Net Income to Adjusted EBITDA Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA In Millions Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, 2003 2004 2005 2006 2007 LTM Net Income (Loss) $ (7) $ 23 $ 8 $ 27 $ 44 $ 52 Interest expense, net 12 5 10 25 22 21 Income tax expense 3 10 7 13 17 21 Depreciation and amortization 11 8 11 23 20 21 EBITDA $ 19 $ 46 $ 36 $ 88 $ 103 $ 115 EBITDA $ 19 $ 46 $ 36 $ 88 $ 103 $ 115 Stock-based compensation expense - 2 10 2 9 9 Inventory valuation charge 5 - 9 - 1 - Acquisition expense - - 7 - - - In-process research and development charge - - 3 - - - Hurricane and storm costs (recoveries) - - 1 (2) - - Employee separation & plant closure costs and reorganization expenses 3 4 3 1 - - Loss on sale of assets and other 8 1 1 - 1 - Adjusted EBITDA $ 35 $ 53 $ 70 $ 89 $ 114 $ 124 Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operat ing performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow fro m operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed i n the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings befor e interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and sho uld not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Exhibit 99.1

Exhibit 99.1